UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 20, 2016

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit 99.1: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.

On January 20, 2016, The Goldman Sachs Group, Inc. (Group Inc. and, together with its consolidated subsidiaries, the firm) reported its earnings for the fourth quarter and year ended December 31, 2015. A copy of Group Inc.’s press release containing this information is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Group Inc. dated January 20, 2016 containing financial information for its fourth quarter and year ended December 31, 2015.

The information included in Exhibit 99.1 under the caption “Annual Highlights” and the quotation that follows (Excluded Sections) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Group Inc. under the Securities Act of 1933 or the Exchange Act. The information included in Exhibit 99.1, other than in the Excluded Sections, shall be deemed “filed” for purposes of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: January 20, 2016	By:	/s/ Harvey M. Schwartz
Name: Harvey M. Schwartz
Title: Chief Financial Officer